Employee Stock Purchase Plan	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Employee Stock Purchase Plan

13. Employee Stock Purchase Plan

On September 25, 2014, the Company’s board of directors adopted and the Company’s stockholders approved the 2014 Employee Share Purchase Plan (the “2014 ESPP”). The 2014 ESPP became effective upon the closing of the Company’s IPO. The 2014 ESPP authorizes the issuance of up to a total of 394,710 shares of common stock to participating employees, and allows eligible employees to purchase shares of common stock at a 15% discount from the fair market value of the stock as determined on specific dates at six-month intervals. The offering periods generally start on the first trading day on or after January 1st and July 1st of each year.